                                                                    Exhibit 4.1

NUMBER                                                              SHARES
                                    OSIRIS
                           OSIRIS THERAPEUTICS, INC.           SEE REVERSE FOR
                                                             CERTAIN DEFINITIONS
                          INCORPORATED UNDER THE LAWS
                           OF THE STATE OF DELAWARE            CUSIP 688272 10 3

THIS CERTIFIES THAT






is the Owner of

FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, PAR VALUE $.001 PER
                                   SHARE, OF

                           OSIRIS THERAPEUTICS, INC.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

    WITNESS the seal of the Corporation and the signatures of its duly authorized officers.

Dated:


/s/ Michael J. Demchuk Jr.      OSIRIS THERAPEUTICS, INC        /s/ James S. Burns
                                    CORPORATE SEAL
                 SECRETARY           1992 DELAWARE                       PRESIDENT




__________________________________________    _______________________________________________
        AMERICAN BANKNOTE COMPANY             PRODUCTION COORDINATOR-LISA MARTIN 215-830-2155
           680 BLAIR MILL ROAD                          PROOF OF NOVEMBER 24, 1997
            HORSHAM, PA 19044                            OSIRIS THERAPEUTICS, INC
              215-657-3480                                      H53813face
__________________________________________    _______________________________________________
SALES PERSON-         R JOHNS 212-557-9100    Opr.             larry/JW/JW             Rev. 1
__________________________________________    _______________________________________________
     /net/banknote/Home46/Osiris53813                     /net/banknote/home46/P
__________________________________________    _______________________________________________
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                                 COUNTERSIGNED AND REGISTERED
                                    AMERICAN STOCK TRANSFER & TRUST COMPANY
                                             (NEW YORK N.Y.)     TRANSFER AGENT
                                                                  AND REGISTRAR
                                 By
                                                            AUTHORIZATION


    The Corporation has the authority to issue shares of more than one class, including shares of serial preferred stock. The Corporation will furnish without charge to each stockholder who so requests a statement of the designations, powers, preferences and relative participating, optional and other special rights of each class of stock or series thereof of the Corporation and the qualifications, limitations or restrictions of such preferences and/or rights. Such request may be made to the Corporation or the Transfer Agent.

    The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

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

    TEN COM - as tenants in common                    UNIF GIFT MIN ACT _________ Custodian _________
    TEN ENT - as tenants by the entities                                 (Cust)               (Name)
    JT TEN  - as joint tenants with rights of                           under Uniform Gifts to Minors
              survivorship and not as tenants                           Act ______________
              in common                                                         (State)
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   Additional abbreviations may also be used though not in the above list.


For value received, the undersigned hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE

______________________________________


_______________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

_______________________________________________________________________________

_______________________________________________________________________________

_______________________________________________________________________ shares of the capital stock represented by the within Certificate, and to hereby irrevocably constitute and appoint

_____________________________________________________________________ Attorney,
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated _______________________

                      _________________________________________________________
             NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN
                      EVERY PARTICULAR, WITHOUT ANY CHANGE OR ENLARGEMENT OR ANY CHANGE WHATEVER


Signature(s) Guaranteed:

________________________________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE
GUARANTOR INSTITUTION (BANKS, STOCKHOLDERS, SAVINGS AND
LOAN ASSOCIATIONS AND CREDIT  UNION WITH MEMBERSHIP IN
AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM)
PURSUANT TO S.E.C. RULE 17Ad-15.



__________________________________________    _______________________________________________
        AMERICAN BANKNOTE COMPANY             PRODUCTION COORDINATOR-LISA MARTIN 215-830-2155
           680 BLAIR MILL ROAD                          PROOF OF NOVEMBER 24, 1997
            HORSHAM, PA 19044                            OSIRIS THERAPEUTICS, INC
              215-657-3480                                        H53813bk
__________________________________________    _______________________________________________
SALES PERSON-         R JOHNS 212-557-9100    Opr.             larry/JW/JW             Rev. 1
__________________________________________    _______________________________________________
/net/banknote/Home46/0%/Osiris Ther53813/bk               /net/banknote/home46/O
__________________________________________    _______________________________________________